UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

 PING IDENTITY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39056	81-2933383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 100, Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

(303)-468-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PING	The New York Stock Exchange

Item 8.01	Other Events.

As previously disclosed, On December 12, 2019, Roaring Fork Intermediate, LLC and Ping Identity Corporation (the “Borrower”), each a wholly-owned subsidiary of Ping Identity Holding Corp. (the “Company”), entered into a credit agreement (the “Credit Agreement”) with the financial institutions identified therein as lenders, Bank of America, N.A. as administrative agent, and BOFA Securities, Inc. and RBC Capital Markets as joint lead arrangers (the “Revolving Credit Facility”). The material terms of the Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2019, which description is incorporated by reference herein.

As of December 31, 2019, there was $52.2 million outstanding under the Revolving Credit Facility. On March 24, 2020, the Borrower provided notice to the lenders under the Credit Agreement to draw down the remaining $97.8 million available for borrowing under the Revolving Credit Facility. Given the uncertainty in the global economy as result of the novel coronavirus (COVID-19) pandemic and out of an abundance of caution, the Company elected to draw down the remaining available Revolving Credit Facility to further strengthen its current cash position and maintain flexibility. If needed, the proceeds will be available for working capital and general corporate purposes, subject to compliance with the Credit Agreement.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the federal securities laws. These forward-looking statements reflect the Company’s current intentions, expectations or beliefs. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties, including risks and uncertainties related to the COVID-19 pandemic. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. There is no assurance that any forward-looking statements will materialize. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PING IDENTITY HOLDING CORP.

Date: March 30, 2020	By:	/s/ Lauren Romer
	Name:	Lauren Romer
	Title:	Chief Legal Officer